UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2007

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number) 000-18911	(IRS Employer Identification No.) 81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Principal Officers, Election of Directors; Appointment of Principal Officers

On August 27, 2007 the Board of Directors of Glacier Bancorp, Inc. (“GBCI”) appointed Don Chery as Executive Vice President and Chief Administrative Officer of GBCI. Mr. Chery has served as the President of one of GBCI’s subsidiary banks, Big Sky Western Bank for seven years. The appointment of Mr. Chery is intended to add depth to GBCI’s management team as the company continues to grow. A press release issued by GBCI is attached as Exhibit 99.1 to this report and is incorporated in its entirety by reference.

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements: None

(b)   Pro Forma Financial Information: None

(c)  Shell Company Transactions. None

(d)  Exhibits.

99.1 Press release issued August 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2007	GLACIER BANCORP, INC.

	By:	/s/ Michael J. Blodnick
Michael J. Blodnick
President and Chief Executive Officer